UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2006
Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12961 (Commission File Number)	22-2286646 (IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX (Address of principal executive offices)	77477 (Zip Code)
Registrant’s telephone number, including area code: (281) 933-3339
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 3, 2006, Input/Output, Inc. (the “Company”) issued a press release regarding the rescheduling of its release of financial results for 2005 and related conference call. A copy of the press release is furnished as Exhibit 99.1 hereto.
Item 7.01. Regulation FD Disclosure
     On March 3, 2006, the Company issued a press release announcing the rescheduling of its release of financial results for 2005 and related conference call. A copy of the press release is furnished (simultaneously therewith in accordance with Rule 100 under Regulation FD) as Exhibit 99.1 hereto.
     The information contained in this report and Exhibit 99.1 (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.
     The information contained in this report and such exhibit contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated future earnings per share. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the ability of the Company to produce products to preserve and increase market share; risks associated with the corporate repositioning program of the Company; risks of significant payment defaults under extended financing arrangements with customers; risks of losing significant customers; and risks of technological and marketplace changes affecting the Company’s product line and service offerings. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     Not applicable.
(b) Pro forma financial information.
     Not applicable.
(c) Exhibits.
99.1	Press Release of Input/Output, Inc. dated March 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2006

Input/Output, Inc.
(Registrant)

	By:	/s/ DAVID L. ROLAND

		Name:	David L. Roland
		Title:	Vice President, General Counsel and Corporate Secretary

Index to Exhibits
Exhibits.
99.1	Press Release of Input/Output, Inc. dated March 3, 2006.